Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA (MIAMI)

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

		Federal Tax I.D. #	46 - XXXX030

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professional	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Authorized Individual*	Date

Joshua Rizack, in his sole capacity as Chief Restructuring Officer	Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	OPERATING CHASE A/C XXXX8598	D I P TD BANK A/C XXXX7227	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING APRIL 14TH	1841	0			1841
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE - PREPETITION
ACCOUNTS RECEIVABLE - POSTPETITION
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)		1841			1841
TOTAL RECEIPTS	0	1841			1841
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)	1841				1841
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	1841	0			1841

NET CASH FLOW	-1841	1841			0
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH	0	1841			1841
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
(Bank account numbers may be redacted to last four numbers.)

	Operating	DIP	Tax	Other
	CHASE 8598	TD 7227	#	#
BALANCE PER BOOKS	0	1841

BANK BALANCE	0	1841
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST):
OTHER (ATTACH EXPLANATION)

ADJUSTED BANK BALANCE *	0	1841
*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount

OTHER

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	April 14 - 30, 2017

STATEMENT OF OPERATIONS (Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH OF APRIL	CUMULATIVE -FILING TO DATE
Gross Revenues	0	0
Less: Returns and Allowances
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold	0	0
Gross Profit	0	0
OPERATING EXPENSES
Advertising	65	65
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Officer/Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	65	65
Depreciation/Depletion/Amortization	0	0
Net Profit (Loss) Before Other Income & Expenses	-65	-65
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	-65	-65
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0	0
Income Taxes
Net Profit (Loss)	-65	-65
*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	April 14 - 30, 2017

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED
CURRENT ASSETS
Unrestricted Cash and Equivalents	1841		1841
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Intercompany Receivable GP Insurance	2000		2000
Deposits	10000		10000
Prepaid Expenses	360073		360073
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	373914	0	373914
PROPERTY & EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Other
Less: Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	0	0	0
OTHER ASSETS
Amounts due from Insiders*
Other Assets
TOTAL OTHER ASSETS	0	0	0
TOTAL ASSETS	373914	0	373914

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	65		0
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*	992448		992448
Other Post-petition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	992513	0	992448
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt			0
Priority Debt			0
Unsecured Debt	11263357		11263357
TOTAL PRE-PETITION LIABILITIES	11263357	0	11263357
TOTAL LIABILITIES	12255870	0	12255805
OWNERS' EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition	-11881891		-11881891
Retained Earnings - Post-petition	-65
Adjustments to Owner Equity (attach schedule)
Post-petition Contributions (attach schedule)
NET OWNERS’ EQUITY	-11881956	0
TOTAL LIABILITIES AND OWNERS' EQUITY	373914	0	373914
*"Insider" is defined in 11 U.S.C. Section 101(31).

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH		BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities

Adjustments to Owner’s Equity

Post-Petition Contributions

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	April 14 - 30, 2017

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_____________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_____________
Total State and Local

Total Taxes

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	65					65
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders						0
Other:______________						0
Other:______________						0
Total Post-petition Debts	65	0	0	0	0	65

Explain how and when the Debtor intends to pay any past due post-petition debts.

In re	GRAND CARD LLC		Case No.	17-14704
	Debtor	Reporting Period:		APRIL 14th to 30th, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
Plus: Amounts billed during the period
Less: Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable

Less: Bad Debts (Amount considered uncollectible)

Net Accounts Receivable

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Taxes Payable
Total Accounts Payable

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	APRIL 14th to 30th, 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*

TOTAL PAYMENTS TO PROFESSIONALS
* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION

TOTAL PAYMENTS

In re	GRAND CARD LLC	Case No.	17-14704
	Debtor	Reporting Period:	April 14 - 30, 2017

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X